EXHIBIT 10.1

$43,160,000
Peninsula Ports Authority of Virginia
Coal Terminal Revenue Refunding Bonds
(Dominion Terminal Associates Project—Brink’s Issue)
Series 2003

Bond Purchase Agreement

Dated September 17, 2003

Peninsula Ports Authority of Virginia
21 Enterprise Parkway
Suite 200
Hampton, Virginia 23666
Attention:  Chairman

Dominion Terminal Associates
P.O. Box 967A
Newport News, Virginia 23607
Attention:  President

Pittston Coal Terminal Corporation
c/o The Brink’s Company
1801 Bayberry Court
Richmond, Virginia 23226
Attention:  Treasurer and General Counsel

The Brink’s Company
1801 Bayberry Court
Richmond, Virginia 23226
Attention:  Treasurer and General Counsel

Ladies and Gentlemen:

Banc of America Securities LLC (the “Underwriter”), offers to enter into the following agreement with Dominion Terminal Associates (the “Partnership”), Pittston Coal Terminal Corporation (“Pittston”), The Brink’s Company (the “Parent Company”), and Peninsula Ports Authority of Virginia (the “Issuer”), which, upon the acceptance by the Partnership, Pittston, the Parent Company and the Issuer of this offer, will be binding upon the Partnership, Pittston, the Parent Company and the Issuer and, subject to the terms and conditions set forth herein, upon the Underwriter.  Terms not otherwise defined herein shall have the same meanings assigned to such terms in the Indenture hereinafter referred to.

This offer is made subject to acceptance by the Partnership, Pittston, the Parent Company and the Issuer on or before 5:00 p.m., eastern time, on the date hereof.

The Partnership consists of various companies (the “Companies”).  The internal affairs of the Partnership are governed by a Second Amended and Restated Consortium Agreement dated as of July 1, 1987, as amended by a First Amendment thereto dated as of March 31, 1989, a Second Amendment thereto dated as of September 30, 1989, a Third Amendment thereto dated as of September 11, 1990, a Fourth Amendment thereto dated as of November 15, 1992, a Fifth Amendment thereto dated as of December 31, 2001, a Sixth Amendment thereto dated as of June 30, 2003, a Seventh Amendment thereto dated as of June 30, 2003, and an Eighth Amendment thereto dated as of August 15, 2003 (as amended, the “Consortium Agreement”).

Section 1.             Purchase and Sale of the Bonds.  (a)  Upon the terms and conditions and upon the basis of the respective representations, warranties and covenants herein, the Underwriter hereby agrees to purchase from the Issuer, and the Issuer hereby agrees to sell to the Underwriter, $43,160,000 aggregate principal amount of the Issuer’s Coal Terminal Revenue Refunding Bonds (Dominion Terminal Associates Project—Brink’s Issue) Series 2003 (the “Bonds”), bearing interest as described in the Official Statement (as defined below), at the purchase price of 100% of the principal amount thereof.  The obligations of the Issuer to sell, and of the Underwriter to purchase hereunder, are with respect to all (but not less than all) of the Bonds.

(b)           The Bonds shall be substantially as described in the Official Statement dated the date hereof (including the cover page thereof and Appendices thereto, as it may be amended or supplemented from time to time, the “Official Statement”).  The Bonds will be issued pursuant to an Indenture of Trust dated as of September 1, 2003 (the “Indenture”) between the Issuer and Wachovia Bank, National Association, as trustee (the “Trustee”), to provide funds for the refunding of the Issuer’s Coal Terminal Revenue Refunding Bonds (Dominion Terminal Associates Project) Series 1992 (the “Prior Bonds”).  The Issuer and the Partnership will enter into a Loan Agreement dated as of September 1, 2003 (the “Loan Agreement”) providing for payments by the Partnership in amounts sufficient to pay the principal of and premium, if any, and interest on the Bonds.  The Bonds will be secured by an assignment by the Issuer to the Trustee of amounts payable by the Partnership pursuant to the Loan Agreement.  Pittston will agree to make payments to the Partnership of amounts sufficient to enable it to pay the principal of and premium, if any, and interest on the bonds (“Debt Service”) pursuant to an Amended and Restated Throughput and Handling Agreement dated as of July 1, 1987, as amended by a First Amendment thereto dated as of September 30, 1989, a Second Amendment thereto dated as of September 11, 1990, a Third Amendment thereto dated as of November 15, 1992, a Fourth Amendment thereto dated as of June 2, 1994, a Fourth Amendment thereto dated as of June 30, 2003, a Fifth Amendment thereto dated as of June 30, 2003, and a Sixth Amendment thereto dated as of August 15, 2003 (as amended, the “Throughput Agreement”) among Pittston, the Companies and the Partnership. Payment of Debt Service will be guaranteed by the Parent Company to the Trustee, for the benefit of the Bondholders, pursuant to a Parent Company Guaranty Agreement dated as of September 1, 2003 (the “Parent Company Guaranty”) between the Parent Company and the Trustee. Pursuant to an Assignment dated as of September 1, 2003 (the “Assignment”), among the Partnership, Pittston and the Trustee, the Partnership will assign to the Trustee all of its right, title and interest in and to the payments of Debt Service to be made by Pittston under the Throughput Agreement. The Parent Company will enter into a Continuing Disclosure Undertaking (the “Undertaking”) for the benefit of the beneficial owners of the Bonds to provide certain information annually and to provide notice of certain events to certain information repositories pursuant to the requirements of Section (b)(5) of Rule 15c2-12 adopted by the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Section 2.             Approval of Official Statement and Other Documents.  On or before the Closing, the Issuer and the Partnership shall deliver to the Underwriter such reasonable number of copies of the Official Statement as the Underwriter shall request.  The Issuer and the Partnership authorize and approve the Official Statement and consent to the use by the Underwriter of the Official Statement.  The Partnership and the Issuer have authorized or approved or will authorize or approve the Indenture, the Bonds, the Loan Agreement, the Parent Company Guaranty, each with such changes made prior to Closing as may be approved by the Issuer, the Partnership and the Underwriter.  The Issuer and the Partnership ratify and consent to the use by the Underwriter of the Preliminary Official Statement dated August 29, 2003 (including the cover page thereof and Appendices A and B thereto) in connection with the offering of the Bonds prior to the date hereof, which the Issuer and the Partnership deemed final as of its date within the meaning of Rule 15c2-12 of the Securities and Exchange Commission (“Rule 15c2-12”).

Section 3.             Representations, Warranties and Covenants of the Partnership, Pittston and the Parent Company.  (a)  The Partnership represents and warrants to and covenants with the Underwriter that:

(i)           This Agreement, the Loan Agreement, the Assignment, the Fifth Supplemental Lease (the “Partnership Documents”) have been duly authorized, executed and delivered by the Partnership and, assuming the due authorization, execution and delivery by the other parties hereto, constitute valid and binding agreements of the Partnership enforceable against the Partnership in accordance with their terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and to the availability of equitable remedies), except as rights to indemnity under this Agreement may be limited by applicable law, including federal and state securities laws.

(ii)           Any writing furnished by the Partnership to the Underwriter or Bond Counsel will not contain a materially false or misleading statement of fact.

Any certificate signed by any official of the Partnership and delivered to the Underwriter shall be deemed a representation and warranty by the Partnership to the Underwriter as to statements made therein.

(b)          The Parent Company and Pittston represent to and agree with the Issuer, the Partnership and the Underwriter as follows:

(i)           the Official Statement (except for the information under the heading “Underwriting”) does not, and the related Preliminary Official Statement (except for the information under the heading “Underwriting”) as of its date did not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made in them, in the light of the circumstances under which they were made, not misleading. The Parent Company and Pittston each consents to the use by the Underwriter of the Official

Statement insofar as it relates to each of them in connection with the sale and distribution of the Bonds and confirms that it has similarly consented to the use of the Preliminary Official Statement for such purpose before the availability of the Official Statement. Pittston and the Parent Company deem the Official Statement “final” within the meaning of Rule 15c2-12 under the Securities Exchange Act of 1934.

(ii)           (1)           This Agreement, the Parent Company Guaranty and the Undertaking (the “Parent Company Documents”) have been duly authorized, executed and delivered by the Parent Company and, assuming the due authorization, execution and delivery by the other parties hereto, constitute valid and binding agreements of the Parent Company enforceable against the Parent Company in accordance with their terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and to the availability of equitable remedies), except as rights to indemnity under this Agreement may be limited by applicable law, including federal and state securities laws.  (2)  This Agreement, the Throughput Agreement and the Assignment (the “Pittston Documents”) have been duly authorized, executed and delivered by Pittston and, assuming the due authorization, execution and delivery by the other parties hereto, constitute valid and binding agreements of the Pittston enforceable against Pittston in accordance with their terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and to the availability of equitable remedies), except as rights to indemnity under this Agreement may be limited by applicable law, including federal and state securities laws.

(iii)           Any writing furnished by the Parent Company or Pittston to the Underwriter or Bond Counsel in connection with the sale of the Bonds will not contain a materially false or misleading statement of fact.

(iv)           From the date hereof until the earlier of (i) 90 days from the end of the underwriting period or (ii) the time when the Official Statement is available to any person from a Nationally Recognized Municipal Securities Information Repository (“NRMSIR”) which has been so designated by the Securities and Exchange Commission pursuant to Rule 15c2-l2 under 1934 Act (but in no case less than 25 days following the end of the underwriting period) if any event occurs as a result of which it is necessary to amend or supplement the Official Statement, in order to make the statements in it not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in it, in the light of the circumstances when the Official Statement is delivered to a purchaser, not misleading, the Parent Company and Pittston, at their expense, will prepare and furnish to the Underwriter (and will file or cause the same to be filed with each NRMSIR having the Official Statement on file and will mail or cause the same to be mailed to each record owner of the Bonds) amendments or supplements to the Official Statement so that the statements made in it, in the light of the circumstances when it is amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements in it not misleading.

(v)           The Parent Company agrees to pay the Underwriter a fee of $323,700 in connection with the Underwriter’s offering of the Bonds.  The Parent Company may presume for purposes of this Section 3 that the underwriting period for the Bonds will end on the date of issuance and delivery thereof unless the Parent Company is otherwise notified in writing at the Closing by the Underwriter.

Any certificate signed by any official of the Parent Company or Pittston and delivered to the Underwriter shall be deemed a representation and warranty by the Parent Company or Pittston to the Underwriter as to statements made therein.

Section 4.             Representations, Warranties and Covenants of the Issuer.  The Issuer represents and warrants to and covenants with the Underwriter that:

(a)           The Issuer is a body politic and corporate and a political subdivision of the Commonwealth of Virginia (the “Commonwealth”) duly organized, operating and existing under the provisions of Chapter 46 of the Acts of Assembly of 1952 of the Commonwealth, as amended, and has full legal right, power and authority (1) to adopt the resolution (the “Authorizing Resolution”) authorizing the issuance, sale and delivery of the Bonds and the Issuer’s execution and delivery of the Indenture, the Loan Agreement, the Official Statement and this Agreement, (2) to issue, sell and deliver the Bonds to the Underwriter upon the terms set forth in this Agreement and the Official Statement and (3) otherwise to carry out its part of the transactions contemplated by the Fifth Supplemental Lease, the Indenture, the Loan Agreement, the Official Statement and this Agreement.

(b)           The Issuer has duly adopted the Authorizing Resolution and has duly authorized (1) the execution and delivery by the Issuer of the Fifth Supplemental Lease, the Indenture, the Loan Agreement, the Official Statement and this Agreement and performance of its obligations in them, (2) the issuance, sale and delivery of the Bonds upon the terms set forth in this Agreement, (3) the distribution of the Preliminary Official Statement and the Official Statement in connection with the sale of the Bonds and (4) the taking of all action required of the Issuer to carry out its part of the transactions contemplated by the Fifth Supplemental Lease, the Indenture, the Loan Agreement, the Official Statement and this Agreement.

(c)           The Authorizing Resolution constitutes the legal, valid and binding action of the Issuer, and the Fifth Supplemental Lease, the Indenture, the Loan Agreement and this Agreement, when executed and delivered by the other parties to them, will constitute legal, valid and binding special, limited obligations of the Issuer enforceable against it in accordance with their terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and to the availability of equitable remedies), except as rights to indemnity under this Agreement may be limited by applicable law, including federal and state securities laws

(d)           When authenticated and delivered to and paid for by the Underwriter in accordance with this Agreement the Bonds will be duly authorized, executed, issued and delivered and will constitute legal, valid and binding special, limited obligations of the Issuer enforceable against it in accordance with their terms.

(e)           The execution, delivery and performance by the Issuer of the Bonds, the Fifth Supplemental Lease, the Indenture, the Loan Agreement and this Agreement will not conflict with or result in a breach or violation of, or constitute a default under, the rules of procedure of the Issuer, or any indenture, mortgage, deed of trust, agreement or instrument to which the Issuer is a party or by which it or any of its properties is bound, or any constitutional provision or statute, or any rule, regulation, judgment, order or decree of any court or governmental agency or body to which the Issuer is subject, or (except as provided in the Fifth Supplemental Lease and the granting clause of the Indenture) result in the creation or imposition of any lien, charge or other security interest or encumbrance on any of its properties.

(f)           The Issuer has complied with all provisions of the laws of the commonwealth in connection with the transactions contemplated to be performed by it under the Bonds, the Fifth Supplemental Lease, the Indenture, the Loan Agreement and this Agreement (the “Issuer Documents”).

(g)           Except as may be required under blue sky or other securities laws of any state, no action by any governmental or regulatory authority of the commonwealth having jurisdiction over the Issuer that has not been obtained is required for the sale of the Bonds or the consummation by the Issuer of the other transactions contemplated to be performed by it under the Bonds, the Fifth Supplemental Lease, the Indenture, the Loan Agreement, this Agreement and the Official Statement; provided that no representation is made by the Issuer with respect to compliance with filing, registration or any other requirements under Federal securities laws applicable to the sale of the Bonds.

(h)           There is no action, suit, proceeding or investigation before or by any court or governmental agency or body pending or, to the best knowledge of the Issuer, threatened against or affecting the Issuer to restrain or enjoin the issuance, sale or delivery of the Bonds or collection of payments under the Loan Agreement, contesting or affecting the validity of the Authorizing Resolution, the Bonds, the Fifth Supplemental Lease, the Indenture, the Loan Agreement or this Agreement, contesting the power of the Issuer to enter into or perform its obligations under any of the foregoing or in which an unfavorable outcome would otherwise adversely affect the transactions contemplated by the Fifth Supplemental Lease, the Indenture, the Loan Agreement, this Agreement or the Official Statement or the validity of those documents, the Authorizing Resolution, the Bonds or the exemption of interest on the Bonds from Federal and Commonwealth income taxation.

(i)            The Issuer will not take or omit to take any action over which it exercises control that might result in the loss of the exemption of interest on the Bonds from Federal or Commonwealth income taxation.

(j)            The information under “The Issuer” in the Preliminary Official Statement as of its date did not, and such information in the Official Statement does not, and at the Closing date will not, contain any untrue or misleading statements of a material fact or omit to state any material fact necessary to make the statements contained therein, in the light of the circumstances under which they were or are made, not misleading.

(k)           The Issuer will cooperate with the Underwriter and its counsel in endeavoring to qualify the Bonds for offering and sale under the securities or blue sky laws of such jurisdictions of the United States as the Underwriter may request, but the Issuer will not be required to execute a consent to service of process or qualify to do business in any jurisdiction. The Parent Company will pay the expenses of any action under this paragraph.

(l)            Neither the Issuer nor anyone acting in its behalf has, directly or indirectly, offered the Bonds or any similar securities of the Issuer relating in any way to the coal terminal facilities described in the Official Statement (the “Project”) for sale to, or solicited any offer to buy the same from, anyone other than the Underwriter.

(m)          The Issuer will apply the proceeds from the sale of the Bonds as specified in the Indenture and the Loan Agreement.  So long as any of the Bonds remain outstanding and except as may be authorized by the Indenture, the Issuer will not issue or sell any bonds or obligations, other than the Bonds, the principal of or premium, if any, or interest on which will be payable from the property described in the granting clause of the Indenture.

(n)           The Issuer will cooperate with the Underwriter and its counsel in applying for and securing a rating on the Bonds by Standard & Poor’s Corporation (“S&P”) and the Issuer agrees that this obligation will continue until such rating on the Bonds is secured. The Parent Company will pay the expenses of any action taken under this paragraph.

(o)           Any writing furnished by the Issuer to the Underwriters or McGuireWoods LLP, Bond counsel, will not contain a materially false or misleading statement of fact.

Any certificate signed by any official of the Issuer and delivered to the Underwriter shall be deemed a representation and warranty by the Issuer to the Underwriter as to statements made therein.

Section 5.             Closing.  On or prior to 11:00 a.m., Eastern time, on September 4, 2003, at the offices of McGuireWoods LLP, McLean, Virginia, or at such other time or such other date or such other place as shall have been mutually agreed upon by the Partnership, the Issuer and the Underwriter, the Issuer will deliver, or cause to be delivered, to the Underwriter, the Bonds in definitive form duly executed by the Issuer and authenticated by the Trustee, and the Underwriter will accept such delivery and pay the purchase price of the Bonds, subject to the provisions hereof including, without limitation, Section 7 hereof.   Payment of the purchase price for the Bonds by the Underwriter will be made by wire transfer in immediately available funds, payable to the Trustee, as provided in the Indenture, or by such other means as is acceptable to the Issuer, the Partnership, the Underwriter and the Trustee.  The above described payment and delivery is herein called the “Closing.”

The Bonds will be delivered as one fully registered bond registered in the name of Cede & Co. and will be available for checking by the Underwriter not less than one business day prior to the Closing at The Depository Trust Company (“DTC”) or its agent in New York, New York.

It is anticipated that a CUSIP identification number will be printed on the Bonds, but neither the failure to print such number on any Bond nor any error in the printing of such number shall constitute cause for a failure or refusal by the Underwriter to accept delivery of and pay for any Bonds.  The Issuer and the Partnership will cooperate with the Underwriter to obtain the CUSIP number.

Section 6.             Termination of Bond Purchase Agreement.  The Underwriter shall have the right to cancel its obligation to purchase the Bonds if, on or after the date hereof and on or before the date of Closing:  (i) (a) legislation shall be enacted by the House of Representatives or the Senate of the Congress of the United States, or recommended by the President of the United States to the Congress of the United States for passage, or favorably reported for passage to either the House of Representatives or the Senate by any committee of either body to which such legislation has been referred for consideration, (b) a decision shall be entered by a court established under Article III of the Constitution of the United States, or the Tax Court of the United States, or (c) a ruling, regulation or order of the Treasury Department of the United States or the Internal Revenue Service shall be made or proposed, which has the purpose or effect of including the interest on the Bonds in the gross income of the owners of the Bonds for federal income tax purposes; (ii) legislation shall be enacted, or actively considered for enactment by the United States Congress, or a decision by a court of the United States shall be rendered, or a ruling or regulation by the Securities and Exchange Commission or other governmental agency having jurisdiction of the subject matter shall be made or proposed, the effect of which is that (A) the Bonds, or any other “security” as defined in the Securities Act of 1933, as amended and as then in effect (the “Securities Act”), relating to the Bonds, are not exempt from the registration, qualification or other requirements of the Securities Act or the Exchange Act, or (B) the Indenture is not exempt from the registration, qualification or other requirements of the Trust Indenture Act of 1939, as amended and as then in effect (the “Trust Indenture Act’); (iii) a stop order, ruling or regulation by the Securities and Exchange Commission shall be issued or made, the effect of which is that the issuance, offering or sale of the Bonds, as contemplated herein or in the Official Statement, is or would be in violation of any provision of the Securities Act, the Exchange Act, the Trust Indenture Act, or other federal law; (iv) there shall occur any event which in the reasonable judgment of the Underwriter either (A) makes untrue or incorrect in any material respect any statement or information contained in the Official Statement or (B) is not reflected in the Official Statement but should be reflected therein in order to make the statements and information contained therein not misleading in any material respect and, in either case, the Partnership or the Issuer refuses to permit the Official Statement to be supplemented to correct or supply such statement or information, or the effect of the Official Statement as so corrected or supplemented is, in the reasonable judgment of the Underwriter, to materially adversely affect the market for the Bonds or the sale of the Bonds by the Underwriter at the contemplated offering price; (v) there shall have been an outbreak or escalation of hostilities or any other insurrection or armed conflict or any calamity or crisis which, in the reasonable judgment of the Underwriter, materially adversely affects the market for the Bonds or the sale of the Bonds by the Underwriter at the contemplated offering price; (vi) there shall have been a general suspension of trading in securities on the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, the Chicago Board of Trade, or any other major U.S. financial or securities exchange, maximum or minimum prices not previously in effect shall have been established on any such exchange, or the daily volume or average prices on any such exchange shall have significantly changed from the current average daily volume or level of prices, the effect of any of which on the financial markets of the United States is, in the reasonable judgment of the Underwriter, to materially adversely affect the market for the Bonds or the sale of the Bonds by the Underwriter at the contemplated offering price; (vii) a banking moratorium shall have been declared by federal, Virginia or New York authorities or a material disruption in commercial banking or securities settlement or clearance services shall have occurred; (viii) there shall have occurred any material adverse change in the affairs of the Partnership or the Issuer or the transactions contemplated by this Bond Purchase Agreement, the Official Statement, the Partnership Documents, the Parent Company Documents, the Pittston Documents or the Issuer Documents; (ix) there shall be any litigation, pending or threatened, which, in the reasonable judgment of the Underwriter, makes it impracticable or inadvisable to offer or deliver the Bonds on the terms contemplated by the Official Statement; or (x) the Indenture, the Official Statement, the Partnership Documents, the Parent Company Documents, the Pittston Documents and the Issuer Documents are not executed, approved and delivered.  In the event of any termination of this Bond Purchase Agreement permitted under this Section 6, there shall be no liability of any party to this Bond Purchase Agreement to any other party, other than as provided in Sections 9 and 11.

Section 7.             Conditions to the Underwriter’s Obligations.  The obligations of the Underwriter hereunder shall be subject to the performance by the Partnership, Pittston, the Parent Company and the Issuer of their obligations to be performed hereunder at and prior to the Closing and to the following conditions:

(a)           At the time of the Closing, the Official Statement, the Partnership Documents, the Pittston Documents, the Parent Company Documents and the Issuer Documents shall be in full force and effect in the form heretofore approved by the Partnership, Pittston, the Parent Company, the Issuer, the Trustee and the Underwriter and none of the foregoing documents shall have been amended, modified or supplemented from the forms thereof as of the date hereof, except as may have been approved by the Underwriter, the Closing in all events, however, to be deemed such approval.

(b)           At the Closing, the Bonds shall be authenticated by the Trustee and delivered to or as directed by the Underwriter.

(c)           At or prior to the Closing, the Underwriter shall receive the following documents in such number of counterparts as shall be mutually agreeable to the Underwriter, the Issuer and the Partnership:

(1)           The approving opinion of McGuireWoods LLP, Bond Counsel, dated the date of Closing, substantially in the form attached hereto as Exhibit A;

(2)           The supplemental opinion of McGuireWoods LLP, dated the date of Closing, substantially in the form attached hereto as Exhibit B;

(3)           The opinion of Kaufman & Canoles, P.C., Counsel for the Issuer, dated the date of Closing, substantially in the form attached hereto as Exhibit C;

(4)           The opinion, dated the date of Closing, of McGuireWoods LLP, counsel for the Partnership, substantially in the form attached hereto as Exhibit D;

(5)           The opinion of Fulbright & Jaworski L.L.P., as Counsel passing upon certain matters for the Underwriter, dated the date of Closing, substantially in the form attached hereto as Exhibit E;

(6)           Opinions, dated the Closing date, of counsel acceptable to the Underwriter for Pittston and the Parent Company, in forms reasonably satisfactory to the Underwriter and its counsel;

(7)           A certificate dated the date of Closing and signed by the President or a Vice-President or the Treasurer or the Assistant Treasurer and the Secretary or the Assistant Secretary of the Partnership to the effect that (A) each of the representations and warranties of the Partnership set forth in Section 3 hereof and in the Partnership Documents shall be accurate as if made on and as of the date of Closing, and (B) all of the conditions and agreements required in this Bond Purchase Agreement to be satisfied or performed by the Partnership at or prior to the date of Closing shall have been satisfied or performed in the manner and with the effect contemplated herein;

(8)           A certificate dated the date of Closing and signed by the President or a Vice-President or the Treasurer or the Assistant Treasurer and the Secretary or the Assistant Secretary of Pittston to the effect that (A) each of the representations and warranties of Pittston set forth in Section 3(b) hereof and in the Pittston Documents shall be accurate as if made on and as of the date of Closing, and (B) all of the conditions and agreements required in this Bond Purchase Agreement to be satisfied or performed by Pittston at or prior to the date of Closing shall have been satisfied or performed in the manner and with the effect contemplated herein;

(9)           A certificate dated the date of Closing and signed by the President or a Vice-President or the Treasurer or the Assistant Treasurer and the Secretary or the Assistant Secretary of the Parent Company to the effect that (A) each of the representations and warranties of the Parent Company set forth in Section 3(b) hereof and in the Parent Company Documents shall be accurate as if made on and as of the date of Closing, (B) all of the conditions and agreements required in this Bond Purchase Agreement to be satisfied or performed by the Parent Company at or prior to the date of Closing shall have been satisfied or performed in the manner and with the effect contemplated herein, and (C) as of the date of Closing, there has been no material adverse change (not in the ordinary course of business) in the condition of the Parent Company and its subsidiaries, taken as a whole, from that set forth in or contemplated by the Official Statement;

(10)           A certificate dated the date of Closing and signed by the Chairman and the Secretary of the Issuer to the effect that (A) each of the representations and warranties of the Issuer set forth in Section 4 hereof and in the Issuer Documents shall be accurate as if made on and as of the date of Closing, and (B) all of the conditions and agreements required in this Bond Purchase Agreement to be satisfied or performed by the Issuer at or prior to the date of Closing shall have been satisfied or performed in the manner and with the effect contemplated herein;

(11)           A certificate of a duly authorized officer of the Trustee, as to the due execution of the Indenture, the Parent Company Guaranty and the Assignment by the Trustee and the due authentication and delivery of the Bonds by the Trustee, in form and substance satisfactory to the Underwriter;

(12)           Letters from Moody’s Investors Service (“Moody’s) and Standard & Poor’s (“S&P”) confirming that the ratings issued and in effect on the Bonds is “Baa3” by Moody’s and “BBB” by S&P;

(13)           Such additional opinions, certificates, proceedings, instruments and other documents as the Underwriter may reasonably request in connection with the transactions contemplated by this Bond Purchase Agreement.

(d)           At or prior to the Closing, the Underwriter shall receive the underwriting fee from the Parent Company as provided in Section 3(b)(v) hereof.

Section 8.             Nonsatisfaction of Conditions.  If any of the conditions to the obligations of the Underwriter contained in Section 7 or elsewhere in this Bond Purchase Agreement shall not have been satisfied when and as required herein, all obligations of the Underwriter hereunder may be terminated by the Underwriter at, or at any time prior to, the Closing by written notice to the Partnership and the Issuer.

Section 9.             Indemnification.  (a)  The Parent Company will indemnify and hold harmless the Underwriter, each of its directors, officers and employees and each person who controls the Underwriter within the meaning of Section 15 of the Securities Act (any such person being herein in this paragraph (a) sometimes called an “Indemnified Party”), against all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject under any statute or at law or in equity or otherwise, and will reimburse any such Indemnified Party for any legal or other expenses incurred by it in connection with investigating any claims against it and defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (1) an allegation or determination that the Bonds or the obligations of the Issuer under the Indenture, the obligations of the Partnership under the Loan Agreement, the obligations of Pittston under the Thoughput Agreement or the obligations of the Parent Company under the Parent Company Guaranty, should have been registered under the Securities Act or the Exchange Act or the Indenture should have been qualified under the Trust Indenture Act, or (2) any untrue statement, or alleged untrue statement, of a material fact contained in the Official Statement or any amendment or supplement to the Official Statement or the omission or alleged omission to state in them a material fact necessary to make the statements in them not misleading, except a statement or omission under the heading “UNDERWRITING.” The Parent Company shall not be liable under this paragraph if the person asserting any such loss, claim, damage or liability purchased Bonds from the Underwriter, if delivery to such person of the Official Statement or any amendment of or supplement to the Official Statement would have been a valid defense to the action from which such loss, claim, damage or liability arose and if the Official Statement, amendment or supplement was not delivered to such person by or on behalf of the Underwriter.  This indemnity agreement will not limit any other liability the Parent Company may otherwise have to any such Indemnified Party.

(b)           The Parent Company will indemnify and hold harmless the Issuer, each of its officials and employees and each person who controls the Issuer within the meaning of Section 15 of the Securities Act (any such person being herein in this paragraph (b) sometimes called an “Indemnified Party”), against all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject under any statute or at law or in equity or otherwise, and will reimburse any such Indemnified Party for any legal or other expenses incurred by it in connection with investigating any claims against it and defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (1) an allegation or determination that the Bonds or the obligations of the Issuer under the Indenture, the obligations of the Partnership under the Loan Agreement, the obligations of Pittston under the Thoughput Agreement or the obligations of the Parent Company under the Parent Company Guaranty, should have been registered under the Securities Act or the Exchange Act or the Indenture should have been qualified under the Trust Indenture Act, or (2) any untrue statement, or alleged untrue statement, of a material fact contained in the Official Statement or any amendment or supplement to the Official Statement or the omission or alleged omission to state in them a material fact necessary to make the statements in them not misleading; provided, however, that the Parent Company shall not be liable in any such case to the Issuer to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Official Statement or any such amendment or supplement in reliance upon and in conformity with written information furnished by the Issuer expressly for use therein.

(c)           The Underwriter will indemnify and hold harmless the Issuer, the Partnership, Pittston and the Parent Company, each of their members, commissioners, directors, officers, officials and employees and each person who controls any of them within the meaning of Section 15 of the Securities Act (for purposes of this paragraph (c), an “Indemnified Party”) against all losses, damages or liabilities, joint or several, to which such Indemnified Party may become subject under any statute or at law or in equity or otherwise, and will reimburse any such Indemnified Party for any legal or other expenses incurred by it in connection with defending any actions, insofar as such losses, damages, liabilities or actions arise out of or are based upon any untrue statement of a material fact contained in the Official Statement or any amendment or supplement to the Official Statement or the omission to state in them a material fact necessary to make the statements in them not misleading, but only with reference to written information relating to the Underwriter furnished by the Underwriter specifically for use in the preparation of the documents referred to in the foregoing indemnity.  The Issuer, the Partnership, Pittston and the Parent Company acknowledge that the statements in the Official Statement under the heading “UNDERWRITING” constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Official Statement and the Underwriter confirm that such statements are correct.

(d)           An Indemnified Party (as defined in paragraph (a), (b) or (c) of this Section 9) will, promptly after receiving notice of the commencement of any action against such Indemnified Party in respect of which indemnification may be sought against the Parent Company or the Underwriter, as the case may be (in any case the “Indemnifying Party”), notify the Indemnifying Party in writing of the commencement of the action.  Failure of the Indemnified Party to give such notice will reduce the liability of the Indemnifying Party under this indemnity agreement by the amount of the damages attributable to the failure to give the notice; but the failure will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party otherwise than under the indemnity agreement in this Section.  If such action is brought against an Indemnified Party and such Indemnified Party notifies the Indemnifying Party of its commencement, the Indemnifying Party may, or if so requested by the Indemnified Party shall, participate in it or assume its defense, with counsel reasonably satisfactory to the Indemnified Party, and after notice from the Indemnifying Party to the Indemnified Party that it will not be liable to the Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party, the Indemnifying Party may participate at its own expense in the defense of the action.  If the Indemnifying Party does not employ counsel to have charge of the defense or if any Indemnified Party reasonably concludes that there may be defenses available to it or them which are different from or in addition to those available to the Indemnifying Party (in which case the Indemnifying Party will not have the right to direct the defense of such action on behalf of such Indemnified Party), legal and other expenses incurred by such Indemnified Party will be paid by the Indemnifying Party.  Any obligation under this Section of an Indemnifying Party to reimburse an Indemnified Party for expenses includes the obligation to make advances to the Indemnified Party to cover such expenses in reasonable amounts and at reasonable periodic intervals not more often than monthly as requested by the Indemnified Party.  An Indemnifying Party shall not be liable for any settlement of any proceeding affected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, an Indemnifying Party shall indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

(e)           In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section is due in accordance with its terms but is for any reason held by a court to be unavailable from the Parent Company on grounds of policy or otherwise, the Parent Company and the Underwriter shall contribute to the total losses, claims, damages and liabilities (including legal or other expenses of investigation or defense) to which they may be subject in such proportion so that the Underwriter is responsible for the percentage that the underwriting fee is of the sum of such fee and the purchase price of the Bonds specified in Section l and the Parent Company is responsible for the balance.  However, in no case will the Underwriter be responsible for any amounts in the aggregate in excess of the underwriting fee, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 9(e) each person who controls either of the Underwriter within the meaning of Section 15 of the Securities Act will have the same rights to contribution as the Underwriter, and each person who controls the Parent Company within the meaning of the Securities Act and each officer and each director of the Parent Company will have the same rights to contribution as the Parent Company, subject to the foregoing sentence.  Any party entitled to contribution will, promptly after receiving notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made under this paragraph, notify each party from whom contribution may be sought, but the omission to notify such party shall not relieve any party from whom contribution may be sought from any other obligation it may have otherwise than under this paragraph.

(f)           No right or remedy granted in this Section 9 is intended to limit a party’s access to the courts to pursue other rights or remedies provided by law or in equity.

Section 10.           Survival of Indemnities, Representations, Warranties, Etc.  The indemnities, covenants, agreements, representations, warranties and other statements of the Issuer, the Underwriter, the Partnership, Pittston and the Parent Company, as set forth in this Bond Purchase

Agreement or made by any of them pursuant to this Bond Purchase Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Issuer, the Underwriter, the Partnership, Pittston, the Parent Company or any of their officers or directors or any controlling person, and shall survive delivery of and payment for the Bonds.  The obligations of the Partnership under Section 9 hereof shall survive any termination of this Bond Purchase Agreement by the Underwriter pursuant to its terms.

Section 11.          Expenses.  The Parent Company shall pay any reasonable expenses incident to the performance of the obligations hereunder including but not limited to: (i) the cost of the preparation and printing of the Indenture, the Loan Agreement, the Parent Company Guaranty, this Bond Purchase Agreement and the Continuing Disclosure Undertaking, together with a reasonable number of copies thereof; (ii) the cost of the preparation, printing and delivery of the Preliminary Official Statement and the Official Statement, together with a reasonable number of copies thereof; (iii) the cost of the preparation of the Bonds; (iv) the fees and disbursements of Counsel to the Partnership, Pittston and the Parent Company and of any other experts or consultants retained by the Partnership, Pittston or the Parent Company or the Underwriter; (v) the fees and disbursements of Counsel passing upon certain matters for the Underwriter, of Counsel to the Issuer and of Bond Counsel; (vi) the fees, if any, for Bond ratings; (vii) the expenses of the Issuer incurred in connection with the issuance of the Bonds; and (viii) all registration or filing fees and related costs and expenses incurred in connection with the qualification of the Bonds under state security (or “blue sky”) laws and the preparation and printing of a blue sky survey and legal investment memorandum relating to the Bonds.  The Parent Company may pay such expenses from the proceeds of the Bonds to the extent legally permissible and which will not adversely affect the exclusion from federal gross income of interest on the Bonds.

Section 12.           Representation by Counsel.  It is understood by the parties hereto that, in connection with the transactions described herein, the Issuer will be represented by Kaufman & Canoles, P.C., that the Partnership will be represented by McGuireWoods LLP, that Pittston will be represented by in-house counsel, that the Parent Company will be represented by in-house counsel, and that McGuireWoods LLP will serve as Bond Counsel and Fulbright & Jaworski L.L.P. will serve as counsel to the Underwriter.

Section 13.           Parent Company Liability for Obligations of Partnership.  The Parent Company acknowledges that it will have sole liability for any breach of the Partnership’s representations and warranties set forth in Section 3(a) of this Agreement.  The Underwriter agrees that in the event of a breach of any representation and warranty made by the Partnership under this Agreement its recourse shall be against the Parent Company under Section 9 hereof not against the Partnership.

Section 14.           Miscellaneous.  (a)  Any notice or other communication to be given to the Partnership, Pittston, the Parent Company or the Issuer under this Bond Purchase Agreement shall be deemed given when delivered in person to their respective addresses set forth on the first page hereof, or when mailed by first class mail, postage prepaid, and addressed to such addresses, or when confirmation is received by the sender that any telex, telegram or telecopy to the Partnership, Pittston, the Parent Company or the Issuer at such address has been received.  Any notice or other communication to be given to the Underwriter under this Bond Purchase

Agreement shall be deemed given when delivered in person to the address set forth below, or when mailed by first class mail, postage prepaid and addressed to such address, or when confirmation is received by the sender that any telex, telegram or telecopy to the Underwriter at such address has been received by them, as follows:

Banc of America Securities LLC
Bank of America Plaza Building
600 Peachtree Street, N.E.
Atlanta, Georgia 30308-2265
Attention: Municipal Bond Department
Telephone:    (404) 607-5585
Telecopy:      (404) 607-4400

(b)           This Bond Purchase Agreement is made solely for the benefit of the Partnership, the Issuer and the Underwriter (including the successors or assigns of the Underwriter) and no other person, including any purchaser of the Bonds, shall acquire or have any right hereunder or by virtue hereof.

(c)           This Bond Purchase Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Virginia.

(d)           The captions in this Bond Purchase Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

(e)           This Bond Purchase Agreement shall become effective upon the execution of the acceptance hereof by the Partnership, Pittston, the Parent Company and the Issuer.

Banc of America Securities LLC

By: /s/ Brian W. Hill
Brian W. Hill
Vice President

Accepted and agreed to as of
the date first above written:

Dominion Terminal Associates

By  /s/ Charles E. Brinley
Charles E. Brinley
Authorized Representative

Pittston Coal Terminal Corporation

By  /s/ James B. Hartough
James B. Hartough
Vice President and Treasurer

The Brink’s Company

By  /s/ James B. Hartough
James B. Hartough
Vice President—Corporate Finance and Treasurer

Peninsula Ports Authority of Virginia

By  /s/ Robert Yancey
Robert Yancey
Chairman

Exhibit A

FORM OF APPROVING OPINION
OF BOND COUNSEL

[Letterhead of McGuireWoods LLP]

[Date of Closing]

Peninsula Ports Authority of Virginia
Hampton, Virginia

$43,160,000
Peninsula Ports Authority of Virginia
Coal Terminal Revenue Refunding Bonds
(Dominion Terminal Associates Project - Brink’s Issue)
Series 2003

Ladies and Gentlemen:

We have served as Bond Counsel in connection with the issuance by the Peninsula Ports Authority of Virginia (the “Issuer”) of its Coal Terminal Revenue Refunding Bonds (Dominion Terminal Associates Project - Brink’s Issue), Series 2003 (the “Bonds”), in an aggregate principal amount of $43,160,000. The Bonds have been issued pursuant to the terms of an Indenture of Trust, dated as of September 1, 2003 (the “Indenture”), between the Issuer and Wachovia Bank, National Association, as trustee (the “Trustee”). Unless otherwise indicated, the capitalized terms used in this opinion have the meanings set forth in the Indenture.

In connection with our opinion, we have examined the Act, the transcript of the proceedings with respect to the Bonds, certified copies of documents relating to the organization of the Issuer, copies of the Indenture, the Loan Agreement, the Guaranty, the Throughput Agreement and the Assignment (the “Basic Documents”), and certified copies of proceedings and other papers relating to the issuance and sale by the Issuer of the Bonds, including the resolution adopted by the Issuer on August 6, 2003, authorizing the issuance of the Bonds.

The Bonds will be issued as fully registered bonds and will be dated September 1, 2003. The Bonds are payable solely from the funds provided pursuant to the Indenture. We refer you to the Bonds and the Indenture for a description of the purposes of and security for the Bonds.

With respect to the organization of the Dominion Terminal Associates (the “Company”), Pittston Coal Terminal Corporation (“PCTC”), and The Brink’s Company (the “Guarantor”), the power of the Company, PCTC and the Guarantor to enter into and perform their obligations under the Basic Documents and other related agreements to which they are parties, the due authorization, execution and delivery by the Company, PCTC and the Guarantor of the Basic

Documents and other agreements to which they are parties, and the validity and enforceability of them against the Company, PCTC and the Guarantor we refer you to the opinions of counsel to the Company, PCTC and the Guarantor dated this date and addressed to you.

As to questions of fact material to our opinion, we have relied upon representations of and compliance with covenants by the Company, PCTC, the Guarantor and the Issuer contained in the Basic Documents, certificates of public officials furnished to us, and certificates of representatives of the Company, PCTC, the Guarantor, the Trustee, the Issuer, and other parties, including, without limitation, representations, covenants, and certifications as to the use of the proceeds of the Bonds and of certain prior bond issues, compliance with the arbitrage reporting and rebate requirements, the average reasonably expected economic life of the Project, and other factual matters which are relevant to the opinion expressed in paragraph 7, in each case, without undertaking any independent verification. We have assumed that all signatures on documents, certificates, and instruments examined by us are genuine, all documents, certificates, and instruments submitted to us as originals are authentic, and all documents, certificates, and instruments submitted to us as copies conform to the originals. In addition, we have assumed that all documents, certificates, and instruments relating to this financing have been duly authorized, executed, and delivered by all parties to them other than the Issuer, and we have further assumed the due organization, existence, and powers of such other parties other than the Issuer.

Based on the foregoing, we are of the opinion that:

1.           The Issuer is a body politic and corporate and a political subdivision of the Commonwealth of Virginia duly created under the Act and is vested with the rights and powers conferred by the Act.

2.           The Issuer has all requisite authority and power under the Act to issue the Bonds, to enter into and perform its obligations under the Indenture and the Loan Agreement, and to apply the proceeds from the issuance of the Bonds as contemplated by the Loan Agreement.

3.           The Bonds have been duly authorized and issued in accordance with the Act and the Indenture, and, subject to paragraph 6 below, constitute valid and binding limited obligations of the Issuer, payable as to principal, premium, if any, and interest solely from the revenues and receipts pledged to such purpose under the Indenture. The Bonds do not create or constitute a pledge of the faith and credit or taxing power of the Commonwealth of Virginia or any of its political subdivisions. Neither the Commonwealth of Virginia nor any of its political subdivisions, including the Issuer, is obligated to pay the Bonds or the interest or premium, if any, on them or other costs incident to them except from the special funds and property pledged for such purpose.

4.           The Indenture and the Loan Agreement have been duly authorized, executed and delivered by the Issuer, and subject to paragraph 6 below constitute valid and binding agreements of the Issuer enforceable against the Issuer in accordance with their terms.

5.           The Issuer’s right, title, and interest in the Loan Agreement have been assigned to the Trustee, and, subject to paragraph 6 below, such assignment constitutes a valid and binding assignment by the Issuer, enforceable against the Issuer in accordance with its terms.

6.           The enforceability of the obligations of the parties under the Bonds and the Basic Documents may be limited by the provisions of applicable bankruptcy, insolvency, reorganization, moratorium and similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights. Such obligations are also subject to usual equitable principles, which may limit the specific enforcement of certain remedies. Certain indemnity and contribution provisions relating to liabilities under federal and state securities laws may be limited by applicable law.

7.           Interest on the Bonds is not includable in gross income for the purposes of Federal income taxes, subject to the qualifications set out below and assuming continuous compliance with the representations and covenants in the Company’s Tax Certificate, except for any period of time during which such Bonds are held by a person who is a “substantial user” of the Project or by a “related person,” as such terms are used in Section 147(a) of the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder (the “Code”).

Under the Code, corporations and individuals may be subject to an alternative minimum tax with respect to interest on the Bonds attributable to taxable years beginning after 1986. Under the Code in effect as of this date, interest on the Bonds is not included in corporate or individual alternative minimum taxable income as an enumerated item of tax preference.

We advise you that under the Indenture, the interest rate on the Bonds may under certain circumstances be changed from one method of calculating interest to another. Such a change in interest rate is subject to, among other things, receipt by the Trustee of an opinion of Bond Counsel (which may or may not be this Firm) substantially to the effect that the change from one method of calculating interest to another will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes. Our opinion expressed in the preceding paragraph speaks only as of this date, and should not be interpreted or construed to express or imply any opinion concerning the effect of any change in the method of calculating interest on the exclusion of interest on the Bonds from gross income for federal income tax purposes. The availability of such an opinion will depend upon the facts and law existing at the time the opinion is sought.

8.           Under present Virginia law, interest on the Bonds is exempt from income taxation by the Commonwealth of Virginia and any of its political subdivisions.

Our services as Bond Counsel to the Issuer have been limited to rendering the foregoing opinions based on our review of such legal proceedings as we deem necessary to approve the validity of the Bonds and the tax-exempt status of the interest on them. We have not examined any documents or other information concerning the business or financial resources of the Issuer, Company or the Guarantor and we express no opinion as to the accuracy or completeness of any information with respect to the Issuer, the Company or the Guarantor that may have been relied upon by the owners of the Bonds in making their decision to purchase the Bonds.

Very truly yours,

Exhibit B

FORM OF SUPPLEMENTAL
OPINION OF BOND COUNSEL

[McGuireWoods LLP]

[Date of Closing]

Banc Of America Securities LLC
Atlanta, Georgia

$43,160,000
Peninsula Ports Authority of Virginia
Coal Terminal Revenue Refunding Bonds
(Dominion Terminal Associates Project—Brink’s Issue)
Series 2003

Ladies and Gentlemen:

We have delivered to you a copy of our executed approving opinion as Bond Counsel, dated this date, rendered in connection with the issuance by the Peninsula Ports Authority of Virginia (the “Issuer”) of its Coal Terminal Revenue Refunding Bonds (Dominion Terminal Associates Project—Brink’s Issue), Series 2003 (the “Bonds”), in an aggregate principal amount of $43,160,000. The Bonds have been issued pursuant to the terms of an Indenture of Trust, dated as of September 1, 2003 (the “Indenture”), between the Issuer and Wachovia Bank, National Association, as trustee (the “Trustee”). Unless otherwise indicated, the capitalized terms used in this opinion have the meanings set forth in Article I of the Indenture.

This letter will confirm that you may rely on our approving opinion as if it were addressed to you.

At your request, we have reviewed, in addition to the proceedings and other papers described in the approving opinion, the following:

(a)           The Bond Purchase Agreement, dated September 17, 2003, between you and the Issuer (the “Bond Purchase Agreement”);

(b)           The Official Statement, dated September 17, 2003, relating to the Bonds (the “Official Statement”).

Based on the foregoing and upon such other information and papers as we consider necessary for the purposes of rendering this opinion, we are of the opinion that:

B-1

1.           The Bond Purchase Agreement has been duly authorized, executed, and delivered by the Issuer and, assuming its due authorization, execution, and delivery by you, constitutes a valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms. The enforceability of the obligations of the parties under the Bond Purchase Agreement may be limited by the provisions of applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights. Such obligations are also subject to usual equitable principles, which may limit specific enforcement of certain remedies. Certain indemnity and contribution provisions relating to liabilities under federal and state securities laws may be limited by applicable law.

2.           The Official Statement has been duly authorized, executed and delivered by the Issuer.

3.           The offering, sale, and delivery of the Bonds do not require the registration of the Bonds under the Securities Act of 1933, as amended, and do not require the qualification of an indenture under the Trust Indenture Act of 1939, as amended. No opinion is expressed with respect to the necessity of the registration of the Bonds under the “Blue Sky” or securities laws or any state, territory, or possession of the United States or of the District of Columbia.

4.           In our capacity as Bond Counsel, we have participated in the preparation of, and have reviewed those portions of the Official Statement contained under the captions “The Bonds,” “The Brink’s Guaranty,” “The Loan Agreement,” “The Indenture” and “Tax Exemption.” The statements under such captions are true and correct or, insofar as such statements constitute a summary of the provisions of the documents referred to, are accurate summaries of the matters set forth and fairly present the information purported to be shown.

Very truly yours,

B-2

Exhibit C

FORM OF OPINION OF
COUNSEL FOR ISSUER

[Kaufman & Canoles, P.C.]

[Date of Closing]

Banc of America Securities LLC
Atlanta, Georgia

Wachovia Bank, National Association
Richmond, Virginia

McGuireWoods LLP
McLean, Virginia

$43,160,000
Peninsula Ports Authority of Virginia
Coal Terminal Revenue Refunding Bonds
(Dominion Terminal Associates Project—Brink’s Issue)
Series 2003

Ladies and Gentlemen:

We have served as counsel to Peninsula Ports Authority of Virginia (the “Authority”) in connection with the issuance and sale by the Authority of its Coal Terminal Revenue Refunding Bonds (Dominion Terminal Associates Project—Brink’s Issue), Series 2003 (the “Bonds”), in an aggregate principal amount of $43,160,000. The Bonds have been issued pursuant to the terms of an Indenture of Trust, dated as of September 1, 2003 (the “Indenture”), between the Authority and Wachovia Bank, National Association, as trustee (the “Trustee”). Unless otherwise indicated, the capitalized terms used in this opinion have the meanings set forth in Article I of the Indenture.

In connection with this opinion, we have examined:

1.           Chapter 46 of the Virginia Acts of Assembly of 1952, as amended (the “Act”).

2.           An ordinance adopted by the Councils of the Cities of Newport News, Virginia, and Hampton, Virginia, on February 24, 1959, and March 11, 1959, respectively, creating the Authority pursuant to the Act.

3.           A resolution of the City Council of the City of Newport News, Virginia, adopted August 12, 2003, approving the issuance of the Bonds.

4.           Resolutions duly adopted by the Commissioners of the Authority at public meetings held on August 6, 2003 (the “Authorizing Resolution”) which authorized the issuance, sale, and delivery of the Bonds and, among other things, the execution and delivery of the following:

(a)           The Indenture;

(b)           The Loan Agreement;

(c)           The Fifth Amendment and Supplement to Lease;

(d)           The Assignment;

(e)           The Bond Purchase Agreement, dated September 17, 2003 (“Bond Purchase Agreement”) among the Authority, the Partnership and the Underwriter named therein;

(f)           The Preliminary Official Statement, dated August 29, 2003 (the “Preliminary Official Statement”); and

(g)           The Official Statement, dated September 17, 2003 (the “Official Statement”).

We have also reviewed executed counterparts of the instruments and documents described in paragraph numbered 4. above (collectively the “Bond Documents”), executed specimens of the Bonds, and such additional documents, certificates, and instruments related thereto, as we deem necessary in rendering the opinions contained herein. As to questions of fact material to our opinion, we have relied upon representations of the Authority contained in the Bond Documents, certifications of public officials furnished to us, and certifications by representatives of the Authority. We have no reason to believe that such representations and certifications are incomplete or inaccurate. We have assumed that all signatures on documents and instruments examined by us are genuine, all documents submitted to us as copies conform to the originals. In addition, we have assumed, without independent investigation or verification, the due authorization, execution, and delivery of the documents, instruments, and agreements by all parties thereto other than the Authority. We have made such independent investigations as we have deemed necessary or appropriate in order to render the opinions contained herein.

Based on the foregoing, we are of the opinion on the date hereof that:

1.           The Authority is a body politic and corporate and a political subdivision of the Commonwealth of Virginia created under the Act and is vested with the rights and powers conferred upon it under the Act.

2.           The Authority has the requisite power and authority under the Act to adopt the Authorizing Resolution, issue the Bonds, enter into and perform its obligations under the Bond Documents to which it is a party, and apply the proceeds from the issuance of the Bonds as contemplated by the Bond Documents.

3.           The Authorizing Resolution has been duly adopted by the Authority and is in full force and effect on the date hereof in the form adopted, and the officers of the Authority executing the Bonds and the Bond Documents to which the Authority is a party have been duly elected and are qualified to hold their respective officers.

4.           The Bond Documents to which the Authority is a party have been duly authorized, executed, and delivered by the Authority and, subject to paragraph 7 below, are valid and binding obligations of the Authority enforceable in accordance with their terms.

5.           The Authority’s right, title, and interest in the Loan Agreement (except the Authority’s rights to payments under Section 5.2(a) of the Loan Agreement and certain other Unassigned Rights such as the right to indemnity, the receipt of notices, and provision for certain consents, acceptances or approvals) have been duly and legally assigned to the Trustee, and, subject to paragraph 7 below, such assignment constitutes a valid and binding assignment by the Authority enforceable against the Authority in accordance with its terms.

6.           The Bonds have been duly authorized, executed, issued, and delivered by the Authority, constitute valid and binding special, limited obligations of the Authority, and are enforceable in accordance with their terms, subject to paragraph 7 below.

7.           The enforceability of the obligations of the Authority under the Authorizing Resolution, the Bonds, and the Bond Documents to which it is a party is subject to the provisions of applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally. Such obligations are also subject to usual equitable principles which may limit the specific enforcement of certain remedies but which do not affect the validity of such documents. Certain indemnity provisions of the Bond Documents may be unenforceable pursuant to court decisions invalidating such indemnity agreements on grounds of public policy of securities laws.

8.           The adoption, execution and delivery of, and performance by the Authority of its obligations under the Authorizing Resolution, the Bonds and the Bond Documents to which it is a party will not violate any provisions of the rules or procedures of the Authority, the Act, or of any other Virginia law, and, to the best of our knowledge after due inquiry, will not conflict with or result in a breach or violation of or constitute a default under any indenture, mortgage, deed of trust, agreement, or other instrument known to us and to which the Authority is a party or by which any of its properties are bound, or any constitutional provision or statute of the Commonwealth of Virginia, or any rule, regulation, order or decree of any court or governmental agency or body to which the Authority is subject, or (except as provided in the Fifth Supplemental Lease and the granting clause of the Indenture) result in the creation or imposition of any lien, charge, security interest, or encumbrance upon any of these properties.

9.           To the best of our knowledge after due inquiry, no litigation, inquiry, or investigation of any kind in or by any judicial court or governmental agency is pending or threatened against the Authority with respect to its organization or existence, its authority to adopt the Authorizing Resolution or to execute or deliver the Bonds or the Bond Documents to which it is a party, the validity or enforceability of any of such instruments or the transactions contemplated thereby as the same affect the Authority, the title of the officers executing such instruments, the membership of the commissioners of the Authority adopting the Authorizing Resolution, or any authority or proceedings relating to the execution and delivery of such instruments on behalf of the Authority, and no such authority or proceedings has been repealed, revoked, rescinded, or amended.

10.           No additional or further approval, consent, or authorization or any governmental or public agency or authority not already obtained is required by law or by the Authority in connection with the transactions contemplated by the Bonds and the Bond Documents, except that no opinion is expressed herein with respect to the applicability of or compliance with any federal or state securities laws.

11.           The Authority has duly authorized, executed and delivered the Preliminary Official Statement and the Official Statement and has authorized the use and distribution thereof by the Underwriter.

12.           The Authority has not been notified or any listing or proposed listing by the Internal Revenue Service to the effect that the Authority is a bond issuer whose arbitrage certifications may not be relied upon.

13.           Nothing has come to our attention which would give us reason to believe that, with respect to the Authority only under the heading entitled “THE ISSUER,” the Preliminary Official Statement or the Official Statement contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

Our services as counsel to the Authority have been limited to rendering the foregoing opinion based upon our review of such legal proceedings as we deem necessary to make the statements contained in this opinion. We have not examined any documents or other information concerning the business or financial resources of the Partnership, and, we express no opinion as to the accuracy of completeness of any information with respect to the Partnership which may have been relied upon by the owners or purchasers of the Bonds in making their decision to purchase the Bonds.

Notwithstanding anything herein to the contrary, we express no opinion as the status of the interest on the Bonds for federal income, state income, or other tax purposes, or as to the requirements of or compliance with any federal, state or other securities laws; nor do we express any opinion as to the title to properties of the Authority, or the priority of any liens or encumbrances granted or created in connection therewith.

Very truly yours,

Exhibit D

FORM OF OPINION OF
COUNSEL FOR THE PARTNERSHIP

[McGuireWoods LLP]

[Date of Closing]

Peninsula Ports Authority of Virginia
Hampton, Virginia

Banc of America Securities LLC
Atlanta, Georgia

$43,160,000
Peninsula Ports Authority of Virginia
Coal Terminal Revenue Refunding Bonds
(Dominion Terminal Associates Project—Brink’s Issue)
Series 2003

Ladies and Gentlemen:

We have served as counsel to Dominion Terminal Associates, a Virginia general partnership (the “Partnership”), in connection with the issuance by the Peninsula Ports Authority of Virginia (the “Issuer”) of its Coal Terminal Revenue Refunding Bonds (Dominion Terminal Associates Project—Brink’s Issue), Series 2003 (the “Bonds”), in an aggregate principal amount of $43,160,000. The Bonds have been issued pursuant to the terms of an Indenture of Trust, dated as of September 1, 2003 (the “Indenture”), between the Issuer and Wachovia Bank, National Association, as trustee (the “Trustee”). Unless otherwise indicated, capitalized terms used in this opinion have the meanings as set forth in Article I of the Indenture.

The Partnership is organized pursuant to the Second Amended and Restated Consortium Agreement, dated as of July 1, 1987, as amended (the “Consortium Agreement”), among Ashland Terminal, Inc., Coal-Mac, Inc., James River Coal Terminal Company, Peabody Terminals, Inc., Pittston Coal Terminal Corporation, and Westmoreland Terminal Company.

The Bonds have been sold to Banc of America Securities LLC (the “Underwriter”) pursuant to the terms of a Bond Purchase Agreement, dated September 17, 2003, (the “Bond Purchase Agreement”) among the Issuer, the Partnership and the Underwriter. The Bonds have been offered for sale pursuant to an Official Statement, dated September 17, 2003 (the “Official Statement”).

In our capacity as counsel to the Partnership, we have reviewed such documents, certificates, and instruments as we deem necessary to render this opinion. As to questions of fact material to these opinions, we have relied upon representations of the parties contained in the Operative Documents (as hereinafter defined), certificates of public officials furnished to us, and certificates of representatives of the Partnership and other parties delivered to us in connection with this financing. We have assumed that all signatures on documents, certificates, and instruments submitted to us are genuine, and all documents, certificates, and instruments submitted to us as originals are authentic, and all documents, certificates, and instruments submitted to us as copies conform to the originals. In addition we have assumed that all documents, certificates and instruments relating to this financing have been duly authorized, executed, and delivered by all parties other than the Partnership, and we have further assumed the due organization, existence, and powers of such parties other than the Partnership. We are not, and do not purport to be, qualified as attorneys of any state other than Virginia, and we do not express any opinion on the basis of the laws of any state other than Virginia. Insofar as the opinions expressed relate to matters governed by the laws of states other than Virginia, we have assumed for the purpose of these opinions that the laws of such state are the same as the laws of Virginia.

Based on the foregoing and subject to the qualifications and assumptions set forth, it is our opinion that:

1.           The Partnership is duly organized and validly existing as a partnership under the laws of Virginia and has all the requisite power and authority under the Consortium Agreement and the laws of Virginia to own its properties and conduct its business as described in the Official Statement, to execute and deliver and perform its obligations under the Bond Purchase Agreement, the Fifth Supplemental Lease, the Loan Agreement, the Throughput Agreement, and the Assignment (collectively, the “Partnership Documents”) and to approve the distribution of the Preliminary Official Statement and the Official Statement.

2.           The Partnership Documents have been duly authorized by all necessary action on the part of the Partnership, have been duly executed and delivered by the Partnership, are the valid and binding obligations of the Partnership, and are enforceable against the Partnership in accordance with their respective terms.

3.           The form of the Bonds and the Indenture and the distribution of the Preliminary Official Statement and the Official Statements have been approved by all necessary action on the part of the Partnership.

4.           The issuance, sale, and delivery of the Bonds and the execution, delivery, and performance by the Partnership of the Partnership Documents will not conflict with or result in a breach or violation of any of the provisions of, or constitute a default under, or, except as contemplated by the Assignment, result in the creation or imposition of any lien, charge, or other security interest on any of the properties of the Partnership pursuant to the provisions of (i) any Federal or Virginia constitutional provision, statute, or ordinance applicable to the Partnership, (ii) the Consortium Agreement or any other governing instrument of the Partnership, or (iii) to our knowledge after due inquiry of the Partnership, any indenture, mortgage, deed of trust, agreement, or instrument to which the Partnership is a party or by which it or any of its properties is bound, or any license, judgment, decree, or other applicable to the Partnership or any of its properties.

5.           All consents, approvals, or authorizations, if any, of any Federal or Virginia governmental authority required, on or before the date of this opinion, on the part of the Partnership in connection with the execution, delivery, or performance of the Indenture, the Parent Company Guaranty, and the Partnership Documents (collectively, the “Operative Documents”) have been duly obtained, and the Partnership has complied with all applicable provisions of Federal and Virginia law requiring any designation, declaration, filing, registration, or qualification with any governmental authority in connection with such execution, delivery, and performance.

6.           To our knowledge after due inquiry of the Partnership, there are no proceedings pending, threatened against, or affecting the Partnership in any court or before any governmental authority, arbitration board, or tribunal, that involve a significant likelihood of an outcome which would materially adversely affect the transactions contemplated by the Operative Documents, the validity or enforceability of the Bonds, the Operative Documents, or any agreement or instrument to which the Partnership is a party used or contemplated for use in the consummation of the transactions contemplated by the Operative Documents, or the exclusion of the interest on the Bonds from gross income for purposes of Federal or Virginia income taxation; provided that in rendering this opinion we have not made any inquiry of any partner of the Partnership with respect to proceedings pending, threatened against, or affecting them.

7.           The execution and delivery by the Partnership of the Loan Agreement does not require the registration of any security of the Partnership under the Securities Act of 1933 or the qualification of an indenture in respect of any security of the Partnership under the Trust Indenture Act of 1939.

In connection with the following opinions, with your permission, we have relied upon a Certificate of Search, dated _______ __, 2003, from the Uniform Commercial Code Division of the State Corporation Commission of Virginia, Richmond, Virginia (the “UCC Division”), a copy of which is attached to this opinion, reflecting the date and time of the search as of _____ p.m. o’clock, on _______ __, 2003, in the name of the Partnership as debtor. We have examined the financing statement indices of the UCC Division with respect to financing statements indexed in the name of the Partnership as debtor from _____ p.m. o’clock on ________ __, 2003, through ________ __, 2003 at _____ a.m. o’clock. We have also examined the financing statement indices of the Clerk’s Office of the Circuit Court of the City of Newport News, Virginia (the “Clerk’s Office”), with respect to financing statements indexed in the name of the Partnership as debtor from _______ _, ____, through ________ __, 2003, at _____ a.m. o’clock.

Based on the foregoing and subject to the qualifications and assumptions set forth, it is our opinion that:

8.           Financing statements with respect to general intangibles assigned by the Assignment and meeting the requirements of the Uniform Commercial Code of Virginia were duly filed on ________ ___, 2003, in the UCC Division and on ________ ___, 2003, in the Clerk’s Office, which are the only offices in Virginia where such filing is required in order to perfect a security interest in such rights.

9.           Based upon the Certificate of Search referred to above and our examination of the indices as described above, the public records of the UCC Division and the Clerk’s Office do not disclose as of the dates of such examination any financing statements in the name of the Partnership as debtor covering the general intangibles assigned by the Assignment other than those filed in accordance with paragraph 8.

We would like to point out that under the laws of Virginia, the filing of financing statements does not assure the perfection or priority of a security interest in the collateral described in such financing statements, it being necessary, among other things, that the debtor have rights in the collateral before a security interest in the collateral will attach and be perfected. Further, the filing of financing statements or the order of filing may not in certain instances be determinative of the priority of the security interests. Examples include, without limitation, certain statutory lien rights such as liens of mechanics, laborers, and materialmen, purchase money security interests, and the existence of a prior security interest in the collateral at the time the security interests created by the Throughput Assignment attached. Further, in order to continue the effectiveness of the aforementioned financing statements, continuation statements meeting the requirements of the Uniform Commercial Code of Virginia must be filed within five years of the date of the filing of the original financing statements and each continuation statement pursuant to the requirements of the Uniform Commercial Code of Virginia.

The foregoing opinions are subject to the qualifications that we are not rendering any opinion with respect to (i) the status of the title to any of the property included as part of the Project, the accuracy of the description of such property contained in the Operative Documents or in the Official Statement or the priority of the lien and security interest of the Assignment; (ii) any approvals, permits, licenses, consents, authorizations, registrations, or qualifications which may be required in connection with the construction, installation, or operation of the Project or which may be required under the securities or Blue Sky laws of any jurisdiction in connection with the offering and sale of the Bonds; and (iii) the exclusion of interest on the Bonds from gross income for purposes of Federal or Virginia taxation. The opinions as to enforceability are further qualified to the extent enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws, now or hereafter in effect, relating to or affecting the enforceability of creditors’ rights, and by general equitable principles, and to the extent that rights to indemnification and contribution relating to liabilities under federal and state securities laws may be limited by applicable law. For the purposes of the opinion set forth in paragraph 7, we have assumed the continuing exemption of interest on the Bonds from federal income taxation.

As counsel to the Partnership, we have participated in various conferences relating to the transactions contemplated by the Bond Purchase Agreement. In all of these conferences, you and your counsel also participated. At these conferences, the contents of the Official Statement were discussed and revised. Since the dates of these conferences, we have inquired of the Management Committee and the President of the Partnership whether there has been any material change in the affairs of the Partnership. We have not, however, made any inquiry of any of the Companies or the Parent Companies in this regard.

Because of the inherent limitation in the independent verification of factual matters and the preparation of documents like the Official Statement, we are not passing upon, and do not assume any responsibility for, and make no representation that we have independently verified, the accuracy, completeness, or fairness of any statements contained in the Official Statement. However, on the basis of our participating in the conferences referred to above, we advise you that nothing has come to our attention that would give us reason to believe that the information contained in paragraphs 2, 3, 4, 5, and 7 under the heading ‘introductory Statement” in the Official Statement, under the heading “The Project” in the Official Statement and in Appendix A of the Official Statement, contain any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. We express no view as to any information contained in any parts of the Official Statement, its Appendices or incorporated in it by reference except as expressly set forth above.

Very truly yours,

Exhibit E

[Letterhead of Fulbright & Jaworski L.L.P.]

[Date of Closing]

Banc of America Securities LLC
Bank of America Plaza Building
600 Peachtree Street, N.E.
Atlanta, Georgia 30308-2265

Re:          $43,160,000 Peninsula Ports Authority of Virginia
Coal Terminal Revenue Refunding Bonds
(Dominion Terminal Associates Project—Brink’s Issue), Series 2003

Ladies and Gentlemen:

We have acted as counsel to you as the Underwriter named in the Bond Purchase Agreement dated September 17, 2003 (the “Bond Purchase Agreement”) by and among you, Peninsula Ports Authority of Virginia (the “Issuer”), Dominion Terminal Associates (the “Partnership”), Pittston Coal Terminal Corporation and The Brink’s Company (“Brinks”), pursuant to which you have agreed to purchase the captioned bonds (the “Bonds”). The Bonds are being issued pursuant to Chapter 46 of the Acts of Assembly of 1952 of the Commonwealth of Virginia, as supplemented and amended, and the Indenture of Trust by and between the Issuer and Wachovia Bank, National Association, as trustee, dated as of September 1, 2003 (the “Indenture”). The Bonds are more fully described in the final Official Statement of the Issuer dated September 17, 2003 (the “Official Statement”).

In rendering this opinion, we have reviewed such records, documents, certificates and opinions, and made such other investigations of law and facts, as we have deemed necessary or appropriate.

We understand that with respect to the matters covered by the approving opinion of McGuireWoods LLP, Bond Counsel to the Issuer (“Bond Counsel”), dated the date hereof, Bond Counsel has addressed a letter allowing you to rely on such opinion or has addressed such opinion directly to you.

This opinion is limited to matters governed by the Federal Securities Law of the United States, and we express no opinion with respect to the applicability or effect of the laws of any other jurisdiction.

Based on the foregoing, it is our opinion that with respect to the sale of the Bonds, no security need be registered pursuant to the Securities Act of 1933, as amended, and no indenture

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need be qualified pursuant to the Trust Indenture Act of 1939, as amended. In rendering the opinion contained in the previous sentence, we have assumed, without independent investigation, that the interest on the Bonds is excludable from gross income for federal income taxation purposes.

The undertaking of Brink’s contained in the Continuing Disclosure Undertaking, dated the date hereof, executed by Brink’s to provide continuing disclosure, is in a form which satisfies the requirements of paragraph (b)(5) of Rule 15c2-12 promulgated by the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended.

In our capacity as counsel to the Underwriter, we have rendered certain legal advice and assistance to you in connection with the preparation of the Official Statement. Rendering such legal advice and assistance involved, among other things, discussions and inquiries concerning various legal matters, review of certain records, documents and proceedings, and participation in conferences with, among others, your representatives and representatives of the Issuer, Bond Counsel and the Partnership, at which conferences the contents of the Official Statement and related matters were discussed. On the basis of the information made available to us in the course of the foregoing (but without having undertaken to determine or verify independently, or assuming any responsibility for, the accuracy, completeness or fairness of any of the statements contained in the Official Statement), no facts have come to our attention which cause us to believe that the Official Statement as of its date and as of the date hereof (other than financial, engineering and statistical data contained therein and other than the statements contained under the caption “THE BONDS - Book-Entry Only System,” as to all of which we express no view) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

We are furnishing this opinion to you, as counsel to the Underwriter, pursuant to the Bond Purchase Agreement, solely for your benefit as Underwriter of the Bonds. This opinion is rendered in connection with the transaction described herein, and may not be relied upon by you for any other purpose. This opinion shall not extend to, and may not be used, circulated, quoted, referred to, or relied upon by, any other person, firm, corporation or other entity without our prior written consent. Our engagement with respect to this matter terminates upon the delivery of this opinion to you at the time of the closing relating to the Bonds, and we have no obligation to update this opinion.

Very truly yours,

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